LETTER OF INTENT AGREEMENT

                            CORSICANA FIELD PROSPECT

This Letter of Intent Agreement ("Agreement") is executed as of March 1, 2006, ("Execution Date") between TEXAS M.O.R., INC. ("MOR"), JMT RESOURCES, LTD. ("JMT)", NITRO PETROLEUM, INC. ("NITRO") and KOKO PETROLEUM, LTD. ("KOKO").

                                    RECITALS:

        A. JMT owns approximately 7,838 [+-] gross acres in mineral interest leaseholds located in Navarro County, Texas ("Prospect Leases"). The geologic trend is identified as the Mildred Pool and is covered by oil and gas leases more particularly described in Exhibit "A" attached hereto (the "Prospect"). JMT has a ninety-five percent working interest in the Prospect.

        B. MOR and its affiliate, JMT, the owner of the Prospect Leases, have offered KOKO and NITRO the right to participate in the cost of developing the Prospect Leases to be funded by KOKO and NITRO, subject to the terms of this Agreement.

        C. The development of the Prospect Leases shall include, but not be limited to the following activities: the implementation of the polymer flood in the Nacatoch Formation, the drilling new vertical and horizontal wells within zones covered by the Prospect Leases, plugging old well bores, development of injection disposal wells, re-work of existing wells on the Prospect Leases, acquisition of new mineral leases not covered under the Prospect Leases and the acquisition of related oil field equipment

        D. The parties hereto have previously executed agreements for the development of a pilot project and farm-out participation on a portion of the Prospect Leases. By mutual execution, this Agreement will supersede those agreements and render them null and void. KOKO and NITRO will each earn an undivided working interest equal to twenty-three and three-quarters percent (23.75%) each in the entire Prospect once funding has been completed.

        E. KOKO, NITRO and JMT request the right of first refusal to purchase the other's interest in the prospect. Furthermore, KOKO and NITRO requests the right of first refusal to fund any future drilling operations outside the Prospect area not limited to geographical location.

        F. Unless specifically referred to individually, KOKO and NITRO shall be referred to as "Investing Parties" and JMT and MOR will be referred to as "Operating Parties".

                               TERMS OF AGREEMENT:

        NOW, THEREFORE, FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, MOR, JMT, NITRO and KOKO agree as follows:

                                    ARTICLE I

                 SUMMARY OF PROSPECT-RELATIONSHIP OF THE PARTIES

2.01. Relationship of Parties.
------------------------------
The parties hereto are participants in the Prospect Leases in which the costs charged by the Operating Parties to the Investing Parties will be on an actual basis. The Investing Parties will be entitled to seventy percent (70%) of the net income derived from the prospect until it has returned its contributed capital ("Payback"). After payback of the Investing Parties investment, the Operating Parties and the Investing Parties will equally share in the net income derived from the Prospect:

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2.02. Formation of a Joint Venture for Accounting and Records.
--------------------------------------------------------------
The parties hereto agree to form a joint venture for the purpose of maintaining an accurate set of books and records that will properly reflect all costs and charges applied to the Prospect Leases. The ownership of the Joint Venture will be as follows: JMT will own 50%, NITRO will own 25% and KOKO will own the remaining 25%. The Investing Parties will have the right to inspect and/or audit the books and records of the joint venture at any time with reasonable notice to the Operating Parties.

2.03.  Prospect Leases Funding  Summary.
----------------------------------------
The Investing Parties agree to invest $4,500,000 over the next twenty-four months from the date of this Agreement, of which $1,200,000 has already been invested. Once funding has been completed, JMT will legally assign 50% of its interest in the Prospect Leases. The Investing Parties will be able to secure its interest prior to the completion of funding by recording this document and any subsequent definitive document with Navarro County

2.04.  Relationship to Operating  Agreement.
--------------------------------------------
The Operating Agreement executed under the previous Pilot Project will remain in effect with MOR continuing to operate the Prospect Leases The Operating Agreement contains several provisions relating to the joint development of the Prospect Leases and is intended to be consistent with the provisions of this Agreement. In the event of a conflict between the Operating Agreement and this Agreement, the provisions of this Agreement shall be considered to be controlling. The Investing Parties agree that certain overhead and salary charges will be charged against the Joint Venture, which will be mutually agreed upon by the Parties hereto.


                                   ARTICLE III
                       FUNDING REQUIREMENTS AND PROCEDURES

3.01 Acquisition of Prospect Leases.
------------------------------------
The Operating Parties and their affiliates have acquired and purchased the Prospect Leases for the purpose of their redevelopment. The cost of acquiring and the subsequent development the Prospect Leases to date was borne solely by the Investing Parties and their affiliates and will not be passed to the Investing Parties for purposes of this Agreement. The Operating Parties have to date invested $4,500,000 in the acquisition and development of the Prospect Leases.

3.02 Funding of Prospect  Leases.
---------------------------------
The remaining funding due the joint venture, $3,300,000 will be due and payable as requested by the Operating Parties and agreed to by the Investing Parties, however, the remaining funding will be due and payable within twenty-four months of the date of this Agreement. After the Investing have funded the $3,300,000, the Investing Parties and the Operating Parties will each be required to fund additional projects for the Prospect Leases on a "heads-up" or 50%-50% basis.

3.03. Projects to be Funded for the Prospect Leases.
----------------------------------------------------
The following projects will be funded by the Investing Parties for the benefit of the Joint Venture and shall include;

Remaining Funding of the Polymer Pilot - $490,000
Seismic Project - $500,000
Polymer Expansion - $1,500,000
Horizontal Pecan Gap Drilling - $810,000

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3.04. Partial Funding of Prospect Stages and KOKO's Subsequent Interest.
------------------------------------------------------------------------
In the event the Investing Parties fail to fund the agreed amounts or elect not to continue funding the projects defined above, the Investing Parties interest will be equal to the working interest the Operating Parties have in the existing wells drilled and completed under this Agreement.


                                   ARTICLE IV

                                      TITLE

4.01.  Representations  as to  Ownership,  Burdens and  Available  Acreage.
---------------------------------------------------------------------------
The Operating Parties warrant and represent that they are the owners of the Prospect Leases, that the Prospect Leases are free of liens and encumbrances (other than the Operating Agreement and various easements), and that the Leases shall have a minimum Net Revenue Interest of seventy five percent (75%). In the event that a Prospect Lease covers a Net Revenue Interest of greater than seventy five percent (75%), then the Investing Parties shall be entitled to their share of the excess Net Revenue Interest for that Lease, to the extent of the acreage under that Prospect Lease which is assigned to a Prospect Well.

4.02.  Indemnification  Against  Liens.
---------------------------------------
The Operating Parties hereby agrees to defend, indemnify and hold the Investing Parties harmless against any and all liens and encumbrances which may arise in connection with a Prospect Lease as a result of MOR's operations or JMT's ownership, but does not include liens and encumbrances created by the Investing Parties, nor any costs, liabilities, losses or attorneys' fees incurred by the Investing Parties as a result of such liens and encumbrances.

4.03 Examination of Title/Loss of Title.
----------------------------------------
MOR and JMT shall warrant and represent the validity of leasehold title prior to expending funds to drill a Prospect Well thereon. Other than the indemnification by MOR for liens described in section 4.02 above, the parties shall bear proportionately, after the drilling of a Prospect Well, the possible loss of title as to the spacing unit surrounding the particular well for any reason, as more particularly set forth in Article IV of the Operating Agreement.

4.04.  Interest  Earned by the Investing  Parties.
-------------------------------------------------
The funding by the Investing Parties under this Agreement shall entitle the Investing Parties to own a fort-seven and one-half percent (47.5%) Working Interest and not less than a thirty-five percent (35%) Net Revenue Interest in the Prospect Well, together with a like interest in the Railroad Commission of Texas spacing unit assigned to the well (currently set at 2 acres under applicable field rules set by the Commission) and the equipment associated with the well. Within thirty (30) days after the final investment by the Investing Parties, the Operating Parties shall record and deliver an assignment of the Investing Parties Working Interest in the Prospect Leases and applicable Railroad Commission of Texas spacing unit assigned to the well.

4.05. Right to  Assign/Mortgage.
-------------------------------
The Investing Parties shall not have the right to assign or to mortgage the interests earned under this Agreement, subject to the provisions of the Operating Agreement, unless it has received express, written consent from the Operating Parties, in which case shall bind the assignee or mortgagee.

                                    ARTICLE V
                  DRILLING OPERATIONS AND INFORMATION REPORTING

5.01.  Operator  Elections  and  Decisions.
------------------------------------------
MOR, as Operator, shall have the exclusive right, in its sole discretion, to: 1) select all drill-site locations, title attorneys, insurance carriers, drilling contractors, field and office personnel, service companies and equipment related to a Prospect Well; and 2) to make all elections regarding scheduling, completion or plugging of a Prospect Well. All other decisions shall be governed by the terms of the Operating Agreement.

5.02.  Insurance  Requirements.
-------------------------------
For all operations pertaining to a Prospect Leases, MOR shall cause the drilling contractor to carry, as well as MOR, general liability insurance in which the Investing Parties shall be listed as an additional insured under each policy.

5.03.  Information  Reporting.
------------------------------
MOR shall provide to JMT, NITRO and KOKO on a monthly basis (without the need for a specific request) detailed information regarding the production attributable to a Prospect Leases and any costs which are assessed to the Investing Parties as to a Prospect Leases. At the Investing Parties request, MOR shall likewise provide copies of any logs or technical data pertaining to a Prospect Well.

5.04.  Responsibilities  of  Operator.
--------------------------------------
Consistent with the provisions of the Operating Agreement, MOR shall conduct its operations as a reasonable prudent operator, in a good and workmanlike manner, with due diligence and dispatch, in accordance with good oilfield practice, and in compliance with applicable law and regulation, but in no event shall it have any liability as Operator to the Investing Parties for losses sustained or liabilities incurred except such as may result from gross negligence or willful misconduct.

5.05. LIMITED ARBITRATION FOR RESET OF WELL BORE COSTS AND ACCOUNTING  DISPUTES.
--------------------------------------------------------------------------------
ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THE RESETTING OF WELL BORE COSTS FOR THE STAGE 3 WELLS OR RELATING TO AN ACCOUNTING DISPUTE UNDER THIS AGREEMENT SHALL BE SETTLED BY FINAL AND BINDING ARBITRATION IN FORT WORTH, TEXAS IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES ("RULES") OF THE AMERICAN ARBITRATION ASSOCIATION IN EFFECT AT THE TIME THE CONTROVERSY OR CLAIM IS SUBMITTED TO ARBITRATION; PROVIDED, HOWEVER, THAT THE AMERICAN ARBITRATION ASSOCIATION NEED NOT BE USED AS THE SOURCE OF THE ARBITRATORS SELECTED. ONE ARBITRATOR SHALL BE SELECTED BY EACH PARTY AND IF THEY CANNOT AGREE AS TO THEIR DECISION, THEN THE TWO ARBITRATORS SHALL SELECT A THIRD ARBITRATOR AND THE THREE ARBITRATORS SHALL RESOLVE THE CLAIM. THE ARBITRATOR SHALL HAVE JURISDICTION TO DETERMINE ANY SUCH CLAIM AND MAY GRANT ANY RELIEF OTHER THAN PUNITIVE OR EXEMPLARY DAMAGES AUTHORIZED BY LAW FOR SUCH CLAIM, INCLUDING SPECIFIC PERFORMANCE. ANY SUCH ARBITRATION SHALL BE CONCLUDED WITHIN 30 DAYS OF INITIATION OF THE ARBITRATION. ANY CONTROVERSY OR CLAIM WHICH IS THE SUBJECT OF ARBITRATION SHALL BE DEEMED WAIVED AND SHALL BE FOREVER BARRED IF ARBITRATION IS NOT INITIATED BY THE AGGRIEVED PARTY BY MAKING DEMAND FOR ARBITRATION WITHIN 3 MONTHS OF THE DATE THE CONTROVERSY OR CLAIM FIRST ARISES. IN ANY ARBITRATION UNDER THIS PARAGRAPH, ANY AND ALL RULES OF DISCOVERY SET FORTH IN THE TEXAS RULES OF CIVIL PROCEDURE SHALL BE APPLICABLE. EACH PARTY TO THE ARBITRATION SHALL BEAR THE INITIAL FILING FEES AND CHARGES

 REQUIRED BY THE ARBITRATION BODY; PROVIDED, HOWEVER, THAT THE ARBITRATOR MAY AWARD REIMBURSEMENT OF ALL SUCH COSTS AND FEES TO THE PREVAILING PARTY AS A PART OF ITS AWARD. THIS PARAGRAPH SHALL LIKEWISE BE SPECIFICALLY ENFORCEABLE IN A COURT OF COMPETENT JURISDICTION SHOULD THE PARTY NOT DEMANDING ARBITRATION REFUSE TO PARTICIPATE IN OR FULLY COOPERATE WITH THE ARBITRATION PROCESS.

                                   ARTICLE VI.
                            MISCELLANEOUS PROVISIONS

 6.01. Time is of Essence/Attorneys Fees.
-----------------------------------------
Time is of the essence with respect to this Agreement and each party hereto shall have the right to specific performance as to the obligations set forth herein. In the event that either party seeks enforcement of this Agreement in any legal or equitable proceeding, the prevailing party in such proceeding shall be entitled to recover from the other party all expenses attributable to such proceeding, including interest, court costs and attorneys fees.

6.02. Entire Agreement.
-----------------------
This Agreement, the documents to be executed hereunder, and each Exhibit attached hereto constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties pertaining to the subject matter hereof.

6.03. Warranties
----------------
There are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth herein or in documents delivered pursuant hereto.

6.04. Amendments.
----------------
No supplement, amendment, alteration, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the parties hereto.

6.05.  Waiver.
--------------
No waiver of any of the provisions of this Agreement will be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

6.06.  Captions.
----------------
The captions in this Agreement are for convenience only and may not be considered a part of or as affecting the construction or interpretation of any provision of this Agreement.

6.07. APPLICABLE LAW.
---------------------
THIS AGREEMENT, OTHER DOCUMENTS DELIVERED PURSUANT HERETO AND THE LEGAL RELATIONS BETWEEN THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS. THE VALIDITY OF THE VARIOUS CONVEYANCES AFFECTING THE TITLE TO REAL PROPERTY SHALL -BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED. THIS AGREEMENT IS PERFORMABLE IN AND VENUE SHALL LIE IN TARRANT COUNTY, TEXAS.

6.08.  Notices.
---------------
Any notice, communication, request, instruction or other document required or permitted hereunder shall be given in writing by. certified mail, return receipt requested, postage prepaid, or by overnight courier, prepaid telegram, or personal delivery to the address below or to such other address or to the attention of such other person as shall be designated in writing by any party to the other party hereafter. All notices will be deemed to have been given as of the date of receipt. The initial contact information is as follows:


         If to MOR or JMT:
                                          5416 Birchman Ave.
                                          Fort Worth, TX 76107
                                          (817)732-8739
                                          FAX: (817)732-8762

         If to KOKO or NITRO
                                          --------------------
                                          --------------------
                                          --------------------
                                          FAX:
                                              ----------------

6.09.  Brokerage Fees and  Transaction Expenses.
------------------------------------------------
Except as otherwise provided herein, each party shall be solely responsible for all expenses incurred by it in connection with this transaction, including, without limitation, fees and expenses of its own counsel and accountants, and shall not be entitled to any reimbursement therefor from any other party hereto. The Parties warrant and. represent to each other that no brokerage commission. shall become due or owing to any party as a result of this transaction.

6.10.  Counterparts/Facsimile  Signatures.
------------------------------------------
This Agreement may be executed in counterpart originals, each of which shall be treated as a fully executed original hereof when all parties hereto have executed such a counterpart. A facsimile signature shall be treated as an original signature unless an original signature is required by law.

SIGNATURES APPEAR ON FOLLOWING PAGE.

  EXECUTED effective as of the date set forth above.

                                         "MOR"
                                       TEXAS M.O.R., INC.

                                       By: /s/ Mark Zouvas
                                          -----------------
                                       Name: Mark S. Zouvas
                                       Title: President



                                         "JMT"
                                       JMT RESOURCES, LTD.
                                       By: /s/ Mark Zouvas
                                          ------------------
                                       Name: Mark Zouvas
                                       Title: Managing Partner


                                         "KOKO"
                                       KOKO PETROLEUM, INC.
                                       By: /s/ Ted Kozub
                                          -----------------
                                       Name: Ted Kozub
                                       Title: Chief Executive Officer

                                         "NITRO"
                                       NITRO PETROLEUM, INC.
                                       By: /s/ Ted Kozub
                                          ------------------
                                       Name: Ted Kozub
                                       Title: Chief Executive Officer